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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         ------------------------------


          Date of Report (Date of earliest event reported): May 2, 2006


                          COOPERATIVE BANKSHARES, INC.
               (Exact name of registrant as specified in charter)

 NORTH CAROLINA                       0-24626
(State or other                     (Commission                  56-1886527
jurisdiction of                    File Number)                (IRS Employer
 incorporation)                                                 Identification
                                                                 No.)

               201 MARKET STREET, WILMINGTON, NORTH CAROLINA 28401 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (910) 343-0181

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/_/ Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   OTHER EVENTS.
            -------------

      On May 2, 2006, Cooperative Bankshares, Inc. (the "Company") issued a press release announcing that Frederick Willetts, III, the Company's Chairman and President, will be a guest speaker at the America's Community Bankers Community Bank Investor Conference on May 4, 2006 in New York, New York. A copy of the press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      (d)   Exhibits

            Number      Description
            ------      -----------

             99.1       Press Release dated May 2, 2006.







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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          COOPERATIVE BANKSHARES, INC.




                                          /S/ Todd L. Sammons
                                          -------------------------------------
                                          Todd L. Sammons
                                          Senior Vice President and Chief
                                          Financial Officer

Date:  May 2, 2006


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                                  EXHIBIT 99.1